                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Richard B. Waugh, Jr., W. Burks Terry and John H. Mullan with full power to act alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                                               Title                            Date
          ---------                                               -----                            ----

     /s/ Kent Kresa                                Chairman of the Board and Chief Executive   March 1, 2002
------------------------------                        Officer and Director (Principal
         Kent Kresa                                   Executive Officer)


     /s/ Ronald D. Sugar                           President and Chief Operating Officer and   March 1, 2002
------------------------------                        Director
         Ronald D. Sugar

     /s/ Richard B. Waugh, Jr.                     Corporate Vice President and Chief          March 1, 2002
------------------------------                        Financial Officer (Principal Financial
         Richard B. Waugh, Jr.                        Officer)


    /s/ Sandra J. Wright                           Corporate Vice President and Controller     March 1, 2002
------------------------------                        (Principal Accounting Officer)
         Sandra J. Wright

           Signature                                  Title                           Date
           ---------                                  -----                           ----

     /s/ John T. Chain, Jr.                          Director                    March 1, 2002
------------------------------------
         John T. Chain, Jr.

     /s/ Lewis W. Coleman                            Director                    March 1, 2002
------------------------------------
         Lewis W. Coleman

     /s/ Vic Fazio                                   Director                    March 1, 2002
------------------------------------
         Vic Fazio

     /s/ Phillip Frost                               Director                    March 1, 2002
------------------------------------
         Phillip Frost

     /s/ Charles R. Larson                           Director                    March 1, 2002
------------------------------------
         Charles R. Larson

     /s/ Jay H. Nussbaum                             Director                    March 1, 2002
------------------------------------
         Jay H. Nussbaum

     /s/ Aulana L. Peters                            Director                    March 1, 2002
------------------------------------
         Aulana L. Peters

     /s/ John Brooks Slaughter                       Director                    March 1, 2002
------------------------------------
         John Brooks Slaughter